UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               March 1, 2012

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.    Other Events
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     The following is a summary of assets under management as of February 29, 2012 (in millions):


	By Investment Vehicle
	---------------------

Separate Accounts	 	$  3,496
Mutual Funds 			   4,610
Sub-Advised Mutual Funds	   1,007
Private Investment Funds	     172
                                --------
Total			       	$  9,285


	By Investment Strategy
	----------------------
Small Cap			$  1,007
Small-Mid Cap		             306
Select (All Cap)		     347
Large Cap 			   5,194
Long-Short		           2,247
Strategic Income		     184
				--------
Total			        $  9,285


                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: March 1, 2012	                    By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                            Officer and Secretary